OLD WESTBURY FUNDS, INC.

Old Westbury Real Return Fund

(the “Fund”)

Supplement Dated February 12, 2015 to the

Prospectus dated February 1, 2015

This Supplement updates, and should be read in conjunction with, the information provided in the Fund’s Prospectus dated February 1, 2015.

On February 12, 2015, the Board of Directors of Old Westbury Funds, Inc. (the “Corporation”) approved a Plan of Liquidation (the “Plan”) for the Fund. The Plan requires approval by a majority of the outstanding voting securities of the Fund, and will be submitted to shareholders for their consideration at a special meeting of shareholders of the Fund on or about March 16, 2015 (the “Meeting). In connection with the proposed liquidation, the Fund’s assets will be liquidated and the shareholders of record of the Fund at the close of business on the date of the liquidation would receive cash in an amount equal to the net asset value of the shares of the Fund held by those shareholders on that date. Shareholders of record as of the close of business on February 25, 2015 will be entitled to receive notice and vote at the Meeting. As a result of the proposed Plan, the Fund will be closed to all investors as of the close of business on February 13, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

A21-SUPRR0215	Old Westbury Funds, Inc.